UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 27, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


   000-13143                                             41-1223933
   -------------------------------------    ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

   5540 Pioneer Creek Drive
   Maple Plain, MN                                         55359
   -------------------------------------    ------------------------------------
   (Address Of Principal Executive Offices)                 (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2006, Raj Nooyi resigned as a Director of the Company. Mr.
Nooyi's resignation was for personal reasons. The Company issued a press release regarding Mr. Nooyi's resignation, which is attached hereto as Exhibit 99.1.

ITEM 9.01         Financial Statements And Exhibits.

Exhibit No.        Description
-----------        -------------------------------------------------------------
99.1               Press release issued by Innovex, Inc. on July 28, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    INNOVEX, INC.

                                    By:  /s/ Douglas W. Keller
                                       -----------------------------------------
                                    Douglas W. Keller
                                    Vice President, Finance

Date:   July 28, 2006